UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 8, 2015

LIQUID HOLDINGS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36024	46-3252142
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 River Street

Suite 1204

Hoboken, New Jersey 07030

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (212) 293-1836

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

Item 7.01 Regulation FD Disclosure.

Liquid Holdings Group, Inc. (the “Company” or “Liquid”) disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 16, 2015 that its Board of Directors, as well as the Audit Committee thereof (the “Audit Committee”), had concluded that the Company’s previously issued unaudited condensed consolidated financial statements as of September 30, 2014 and for the three and nine months ended September 30, 2014 (the “Restatement Periods”) should no longer be relied upon and should be restated (the “Restatement”) due to certain accounting errors.

The Company also disclosed in its Current Report on Form 8-K filed with the SEC on September 24, 2015 that, due to the resignation of its independent registered public accounting firm, it was unable to file with the SEC, as it originally intended to do so on September 15, 2015: (i) its amended and restated Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2014 to reflect the results of the Restatement (the “Restated September 30 Form 10-Q”); (ii) its Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”); and (iii) its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the “March 31 Form 10-Q” and together with the Restated September 30 Form 10-Q and 2014 Form 10-K, the “Periodic Reports”).

At this time, the Audit Committee has not yet engaged a new independent registered public accounting firm, and the Company is unable to predict when it will be able to file the Periodic Reports. Accordingly, the Company is providing the following information in this Current Report on Form 8-K:

1.	unaudited condensed consolidated financial statements and notes thereto for the Restatement Periods reflecting the Restatement; and Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) relating thereto (collectively, the “September 30, 2014 Information”), attached hereto as Exhibit 99.1;

2.	unaudited consolidated financial statements and notes thereto as of, and for the year ended on, December 31, 2014; MD&A relating thereto; a discussion of certain risks affecting Liquid and making an investment in its securities speculative or risky (the “Risk Factors Section”); and discussion of material pending legal proceedings (collectively, the “2014 Information”), attached hereto as Exhibit 99.2; and

3.	unaudited condensed consolidated financial statements and notes thereto as of, and for the three months ended on, March 31, 2015; and MD&A relating thereto (collectively, the “March 31, 2015 Information” and together with the September 30, 2014 Information and the 2014 Information, the “Periodic Reports Information”), attached hereto as Exhibit 99.3.

Information contained in Items 2.02 and 7.01, including Exhibits 99.1, 99.2 and 99.3 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into any filing made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, other than to the extent that such filing incorporates any or all of such information by express reference thereto.

Cautionary Statement Regarding the Periodic Reports Information Included in this Current Report on Form 8-K

The Company cautions not to place undue reliance upon the Periodic Reports Information contained in Exhibits 99.1, 99.2 and 99.3, which is limited in scope and does not include all information required to be disclosed in the Periodic Reports pursuant to the SEC rules and regulations. The Periodic Reports Information was not audited or reviewed, as applicable, by an independent registered public accounting firm and may be subject to future adjustments and revisions. The Periodic Reports Information should not be viewed as indicative of future results.

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. Statements that are not historical facts, including statements about the Company’s beliefs and expectations, are forward-looking statements. These statements include, among others, statements relating to the Company’s ability to file its Periodic Reports with the SEC. These statements are based on the Company’s beliefs and assumptions, which in turn are based on currently available information. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict and you should be aware that the occurrence of certain events, including those referenced in the Risk Factors Section of Exhibit 99.2 attached hereto as well as in the sections titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, the Company’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings with the SEC, could harm the Company’s business, prospects, results of operations, liquidity and financial condition, could cause the Company’s stock price to decline significantly or could require the Company to scale back or cease operations. Except as required by applicable law, the Company is under no obligation to publicly update or revise any forward-looking statements.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1 99.2 99.3	September 30, 2014 Information. 2014 Information. March 31, 2015 Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUID HOLDINGS GROUP, INC.

Date: October 8, 2015

	By:	/s/ Peter R. Kent
Name: Peter R. Kent
Title: Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1 99.2 99.3	September 30, 2014 Information. 2014 Information. March 31, 2015 Information.

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